Fourth Quarter 2006 Earnings Conference Call Exhibit 99.3 24

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with GAAP. Words such as “forecast,” “projection,” “outlook,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise.

Fourth Quarter Overview +19% $232.8 $277.3 Net Income +25% $0.96 $1.20 Diluted EPS +0% $4,486 $4,486 Net Sales +3% $4,992 $5,118 Net Sales and Revenues Change Q4 2005 Q4 2006 (in millions of dollars except per share amounts)

Net income, as reported $277.3 $1.20 Less income from discontinued operations (Health Care) 0.6 0.00 Income from continuing operations 276.7 1.20 Other special items: Expenses related to tender offer for debt securities 0.0 0.00 Expenses related to Woodstock factory closing 13.6 0.06 Income from continuing operations, excluding special items $290.3 $1.26 (In Millions) Diluted EPS NOTE: Due to the magnitude of the amounts for the items listed above either in the quarter or for the year, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter of 2006. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under accounting principles generally accepted in the U.S. Additional Supplemental Data Fourth Quarter 2006

Fourth Quarter Overview – Worldwide Agricultural Equipment Division +151% $57 $143 Operating Profit* -17% Production Tonnage -1% $2,396 $2,370 Net Sales Change Q4 2005 Q4 2006 (in millions of dollars) * Operating Profit impacted by: Strong net price realization Lower warranty costs Offset by higher selling, administrative & general expense Mostly attributable to growth initiatives

Ethanol: Estimated Growth Continues to Expand MM Bushels Used in Ethanol U.S.1167 995 1323 1600 2200 4800 4700 4300 3900 3100 2002/03'03/04'04/05'05/06F'06/07F'07/08F'08/09F'09/10F'10/11F'11/12FInforma Economics, November 2006Informa Economics, August 2006USDA, February 2006

Global Grain Stocks-to-Use Ratios are Low



70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
92/93
93/94
94/95
95/96
96/97
97/98
98/99
99/00
00/01
01/02
02/03
03/04
04/05
05/06
06/07
Cotton
Wheat
Corn
Soybeans
Lowest level in 36-year USDA history
Lowest level since 1972/73

USDA World Agricultural Supply and Demand Estimates - November 9, 2006

21 November 2006

30

JOHN DEERE

Nearby Futures Settlement Prices

03 January 2006 through 14 November 2006



02 Oct 2006
7.00
6.00
5.00
4.00
3.00
2.00
Soybeans
Wheat
Corn
1/3/2006
1/17/2006
1/31/2006
2/14/2006
2/28/2006
3/14/2006
3/28/2006
4/11/2006
4/25/2006
5/9/2006
5/23/2006
6/6/2006
6/20/2006
7/4/2006
7/18/2006
8/1/2006
8/15/2006
8/29/2006
9/12/2006
9/26/2006
10/10/2006
10/24/2006
11/7/2006

Source: Informa Economics/Chicago Board of Trade

21 November 2006

31

JOHN DEERE

U.S. Commodity Prices $.600 $5.75 $4.10 $2.50 Previous 2006/07 $.470 $5.90 $4.40 $2.95 2006/07 Forecast $.450 $.477 Cotton (per pound) $6.00 $5.66 Soybeans (per bushel) $3.75 $3.42 Wheat (per bushel) $3.05 $2.00 Corn (per bushel) 2007/08 Forecast 2005/06 Deere & Company Estimates as of 10 November 2006 (Previous Estimates as of 10 August 2006)

U.S. Farm Cash Receipts $256.1 $254.2 $263.3 Total Cash Receipts 11.3 17.0 24.3 Government Payments $250.5 $247.9 $259.8 Previous Total Cash Receipts 119.6 119.7 125.0 Livestock 125.2 117.5 114.0 Crops 2007 Forecast 2006 Forecast 2005 (in billions of dollars) Deere & Company Estimates as of 10 November 2006 (Previous Estimates as of 10 August 2006)

Brazil Farm Net Income 6.1 .6 .2 1.0 .2 4.1 2004* Net Income (US $ Billion) 5.6 .0 2.0 Total .2 .0 .2 Rice .6 -1.1 .2 Corn 3.5 3.3 .8 Sugar Cane .4 -.2 -.1 Cotton .9 -2.0 .9 Soybeans 2007 Forecast 2006 Forecast 2005 Deere & Company estimates as of 21 November 2006* NOTE: Weaker Real in 2004 resulted in higher net income at farm level.

Industry Outlook – Agricultural Equipment Retail Sales U.S. & Canada: Flat for the fiscal year Anticipates weaker 1H07 sales Anticipates ~60% of DE’s retail sales in 2H07 Higher used equipment levels at Deere dealers ~$200 million* higher at 31 October 2006 vs. 31 October 2005Farmer uncertainty around U.S. farm bill * Relates to used equipment financed by/with Deere entities. Deere & Company outlook as of 21 November 2006

Industry Outlook – Agricultural Equipment Retail Sales Western Europe: Flat to down slightly Germany value-added tax (VAT) increases from 16% to 19% on 01 January 2007 sales pulled ahead into FY2006 Recovery in France and Spain South America: Down about 10% Uncertainty over 2007 Finame programs Australia: Down about 25% Serious drought USDA estimates wheat production in Australia drops 57% to 10.5 million metric tons in 2006/07 Deere & Company outlook as of 21 November 2006

Deere & Company Outlook - Worldwide Agricultural Equipment

- Fiscal Year 2007 Forecast
  - Net sales projected to be up ~4%
  - Production tonnage projected down ~3%

- First Quarter 2007 Forecast
  - Net sales projected to be up ~10%
  - Production tonnage projected down ~1%
    - US & Canada tonnage projected down ~8%

Deere & Company Forecast as of 21 November 2006

21 November 2006

37

JOHN DEERE

Fourth Quarter Overview – Worldwide Commercial and Consumer Equipment -70% -$10 -$3 Operating Profit +4% Production Tonnage -1% $766 $758 Net Sales Change Q4 2005 Q4 2006 (in millions of dollars) * Operating Profit impacted by: Improved price realization Lower shipments

Deere & Company Outlook – Worldwide Commercial & Consumer Equipment

- Fiscal Year 2007 Forecast
  - Net sales projected to be up ~4%
    - Landscapes operations and new products
  - Production tonnage projected up ~7%
    - First quarter 2007 production tonnage projected down ~1%

Deere & Company Forecast as of 21 November 2006

21 November 2006 39 JOHN DEERE

Fourth Quarter Overview – Worldwide Construction and Forestry -23% $177 $136 Operating Profit* +15% Production Tonnage +3% $1,324 $1,358 Net Sales Change Q4 2005 Q4 2006 (in millions of dollars) * Operating Profit impacted by: Raw material cost increases Closing of facility in Woodstock, Ontario, Canada Improved price realization

Deere & Company Outlook – Worldwide Construction and Forestry Fiscal Year 2007 Forecast Net sales projected to be down ~5% Housing weaker Non-residential growth Production tonnage projected down ~11% First quarter 2007 U.S. & Canada production tonnage projected down ~16% Lower shipping and manufacturing volumes impact operating profit in excess of $100 million vs. 2006 Deere & Company Forecast as of 21 November 2006

Credit Fourth Quarter 2006 Net income $88.0 million up 8% vs. Q405 Fiscal Year 2007 Forecast Net income ~ $345 million Growth in credit portfolio Higher SA&G expense in support of growth initiatives

Loss History - Credit Low losses driven by strong obligor cash flows, low repossession rates and strong used equipment market Provision for Credit Losses / Average Owned Portfolio0.00%0.50%1.00%1.50%2.00%19901991199219931994199519961997199819992000200120022003200420052006

Consolidated Trade Receivables & Inventory Change at 31 October: 2006 vs. 2005 Total C&F CCE AG (in millions of dollars) 425 258 125 228 75 61 475 425 2006 Prior Forecast 2006 Actual

Consolidated Trade Receivables & Inventory Forecasted change at 31 October: 2007 vs. 2006 Total C&F CCE AG (in millions of dollars) 225 100 25 100 2007 Forecast

October Retail Sales – U.S. and Canada  a single digit  in line with industry  a single digit  a single digit Deere**  15% 4 WD Tractors  13% Combines  10%  5% Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers

Deere Dealer Inventories – U.S. and Canada 2005 2006 3% 2% Combines 19% 24% Row-Crop Tractors As reported to the Association of Equipment Manufacturers at October 31 - as a % of trailing 12 months retail sales

October Retail Sales – Western Europe double digits low double digits Deere & Company Combines Tractors Based on EU Government Reporting of Registrations

October Retail Sales – U.S. and Canada Flat First-in-the-Dirt a single digit Settlements Construction and Forestry a single digit Commercial and Consumer Equipment Deere & Company

Other Information – Fourth Quarter 2006 Equipment operations net sales: Flat in the quarter compared to Q4 2005 Net price realization ~ +3% Currency translation ~ +1% Period ending shares outstanding: 227 million Average diluted shares outstanding for the quarter: 231 million

Raw Material and Freight Equipment Operations Fourth Quarter 2006 Up ~ $50 million vs. Q4 2005 Fiscal Year 2006 Up ~ $180 million vs. FY 2005 Fiscal Year 2007 Forecast Up $200 - 250 million By Division Agricultural Equipment: ~ $100 Commercial & Consumer Equipment: ~ $75 Construction & Forestry: ~ $50

Pension/OPEB Expense Equipment Operations Fiscal Year 2007 Forecast Down about $20 million vs. 2006 2006 Pension/OPEB costs include about $20 million related to the closing of the factory in Woodstock First Quarter 2007 Forecast Expect down ~ $10 million vs. 1Q 2006

Research & Development Expense Equipment Operations Fourth Quarter 2006 Up ~ 5% vs. Q4 2005 Fiscal Year 2007 Forecast Up ~ 9%

Selling, Administrative & General Expenses Equipment Operations Fourth Quarter 2006 Up ~ 6% vs. Q4 2005 Includes ~ 5 points related to global growth initiatives and option expense Fiscal Year 2007 Forecast anticipates Up ~ 7% vs. FY2006 Includes ~ 3 points related to global growth initiatives

Tax Rate Equipment Operations Fourth Quarter 2006 Effective tax rate of 27.5% Fiscal Year 2006 Effective tax rate of 34.1% Fiscal Year 2007 Forecast Assumes a tax rate of 34 – 35% Deere & Company Forecast as of 21 November 2006

Share Repurchase as Part of Publicly Announced Plans$0.1 $0.2 $0.3 1.2 2.3 3.5 Q1 2004 authorization 2005 authorization Total Q1 $1.3 17.0 YTD $0.3 4.5 Q4 $0.4 4.9 Q3 $0.3 4.1 Q2 Total $ Amount (in billions) Shares Repurchased(in millions) FY2006 Full Year Q4 Q3 Q2 Q1 FY2005 13.9 4.5 2.2 4.9 2.3 Shares Repurchased (in millions) $0.9 $0.3 $0.1 $0.3 $0.2 Total $ Amount (in billions) $1 billion authorization - 1 December 2004 26 million share authorization 30 November 2005

Production Tonnage First Quarter 2007 Forecast Total worldwide tonnage down ~ 4% U.S. & Canada Agricultural Equipment tonnage down ~ 8% Fiscal Year 2007 Forecast Total worldwide tonnage down ~ 4% Deere & Company Forecast as of 21 November 2006

2007 Company Outlook First Quarter 2007 Forecast Net Sales up ~ 5% vs. 1Q 2006 Net Income $150 – 175 million Fiscal Year 2007 Forecast Net Sales roughly flat with FY 2006 Net price realization: about 1 – 2% Net Income ~ $1.325 billion Deere & Company Forecast as of 21 November 2006

Deere’s first-quarter 2007 conference call is scheduled for 9:00 a.m. central time on Wednesday, February 14, 2007.

Appendix

Net income, as reported $1,693.8 $7.18 Less income from discontinued operations (Health Care) 240.6 1.02 Income from continuing operations 1,453.2 6.16 Other special items: Expenses related to tender offer for debt securities 44.2 0.19 Expenses related to Woodstock factory closing 27.6 0.12 Income from continuing operations, excluding special items $1,525.0 $6.47 (In Millions) Diluted EPS NOTE: Due to the magnitude of the amounts for the items listed above either in the quarter or for the year, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2006. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under accounting principles generally accepted in the U.S. Additional Supplemental Data Fiscal Year 2006

U.S. Farm Cash Receipts – Previous Forecast $250.5 $247.9 $259.8 Total Cash Receipts * 11.2 13.6 24.1 Government Payments 118.3 118.7 122.0 Livestock 121.1 115.6 113.7 Crops 2007 Forecast 2006 Forecast 2005 (in billions of dollars) Deere & Company Estimates as of 10 August 2006 * Totals may not foot due to rounding.